UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2023

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36401	39-1975614
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1475 West 9000 South Suite A
West Jordan, Utah		84088
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 801 566-6681

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	SPWH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 12, 2023, Sportsman’s Warehouse Holdings, Inc. (“the Company”) issued a press release reporting its results of operations for the thirteen and fifty-two weeks ended January 28, 2023, a copy of which is furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 2.02 and the related information in Exhibit 99.1 attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section and shall not be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in any such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Jon Barker as President and Chief Executive Officer

On April 10, 2023, Jon Barker notified Sportsman’s Warehouse Holdings, Inc. (the “Company”) of his retirement and voluntary resignation as President, Chief Executive Officer and member of the Board of Directors (the “Board”) of the Company, effective April 14, 2023. Mr. Barker’s resignation was not the result of any disagreement with the Company or the Company’s management regarding operations, policies or practices.

Appointment of Joseph P. Schneider as Interim President and Interim Chief Executive Officer

On April 10, 2023, the Board appointed Joseph P. Schneider as Interim President and Interim Chief Executive Officer of the Company, effective April 14, 2023. Mr. Schneider will perform the functions of the Company’s principal executive officer.

In connection with his appointment as Interim President and Interim Chief Executive Officer, Mr. Schneider will receive an annual base salary of $1,200,000. In addition, the Board approved an award under the Company's 2019 Performance Incentive Plan of restricted stock units with a value of $250,000 to be granted on April 14, 2023 to Mr. Schneider. The restricted stock units will vest in four substantially equal installments on the first four quarterly anniversaries of the grant date, subject to Mr. Schneider’s continued employment with the Company, or if earlier, will vest in full upon a change in control of the Company. Mr. Schneider will also be eligible to participate in the Company’s benefit plans generally made available to the executives of the Company.

Mr. Schneider, 63, has served as a member of the Board since April 2014 and served as Chair of the Board since April 2019. From 2000 until 2012, Mr. Schneider served as President and Chief Executive Officer of LaCrosse Footwear Inc., a publicly traded footwear company until its acquisition by ABC-Mart in August 2012. Additionally, he served on the board of directors of LaCrosse Footwear Inc. from 1999 through 2012. Between 1985 and 2000, Mr. Schneider held various other positions with LaCrosse Footwear Inc. and its subsidiary, Danner, Inc., including serving as President and Chief Executive Officer of Danner, Inc. from 1998 to 2000. Mr. Schneider received a bachelor’s degree in business administration from Northern Arizona University.

There are no arrangements or understandings between Mr. Schneider and any other persons pursuant to which he was selected as an officer of the Company. There are also no family relationships between Mr. Schneider and any director or executive officer of the Company and Mr. Schneider has no direct or indirect material interest in any related party transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Appointment of Erica Fortune as a Director

On April 10, 2023, the Board appointed Erica Fortune to serve on the Board as an independent Class II director, effective April 14, 2023, to serve until the Company’s 2025 annual meeting of stockholders and until her successor is duly elected and qualified. The Board also appointed Ms. Fortune to serve on the Nominating and Governance Committee of the Board.

Ms. Fortune, 41, has served as the Senior Vice President, eCommerce and Digital Marketing of Advance Auto Parts, Inc. (NYSE: AAP), a multiunit and omnichannel retailer of automotive aftermarket parts, since December 2022. Prior to joining Advance Auto Parts, Ms. Fortune served as Senior Vice President, eCommerce from March 2021 to November 2022 and Vice President, eCommerce from March 2017 to March 2021 at Big Lots, Inc. (NYSE: BIG), a home discount retailer. Ms. Fortune also served in various ecommerce and merchandising roles, including as Director, Merchandising, eCommerce, Women’s Division at Express, Inc. (NYSE: EXPR), a fashion retailer and Senior Merchant, eCommerce at The Limited, a clothing retailer. Ms. Fortune holds a Bachelor of Science in Fashion Merchandising from Kent State University.

In connection with her service as a director, Ms. Fortune will receive the Company’s standard non-employee director cash and equity compensation under its Directors’ Compensation Policy, which is filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed with the Securities and Exchange Commission on June 1, 2022.

Pursuant to the Directors’ Compensation Policy, the Board approved an annual grant to be made to Ms. Fortune on April 14, 2023 of restricted stock units with a fair market value equal to $75,000, which amount will be pro-rated based on the number of days remaining before the 2023 annual meeting.

Ms. Fortune also entered into an indemnification agreement with the Company in the form previously approved by the Board and filed with the Securities and Exchange Commission as Exhibit 10.2 to the Company’s Current Report on Form 8-K on April 8, 2019.

There is no arrangement or understanding between Ms. Fortune and any other person pursuant to which Ms. Fortune was appointed as a member of the Board of Directors, and Ms. Fortune has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Other Board Matters

On April 10, 2023, the Board appointed Ms. Martha Bejar as Lead Independent Director of the Board, effective April 14, 2023, and appointed Ms. Nancy Walsh as Chair of the Audit Committee of the Board, effective April 30, 2023.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1.	Press Release, dated April 12, 2023

Exhibit 104.	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSMAN'S WAREHOUSE HOLDINGS, INC.

Date:	April 12, 2023	By:	/s/ Jeff White
		Name: Title	Jeff White Secretary and Chief Financial Officer